EXHIBIT 1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of November 17, 2025

General Atlantic Cooperatief U.A.

Signature:	/s/ I.M. van der Hoorn
Name/Title:	I.M. van der Hoorn, Director A
Date:	11/17/2025

Signature:	/s/ Julia Lepeltak
Name/Title:	Julia Lepeltak, Director B
Date:	11/17/2025

General Atlantic UM B.V.

Signature:	/s/ I.M. van der Hoorn
Name/Title:	I.M. van der Hoorn, Director A
Date:	11/17/2025

Signature:	/s/ Julia Lepeltak
Name/Title:	Julia Lepeltak, Director B
Date:	11/17/2025

General Atlantic Partners (Bermuda) IV, L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (BERMUDA) LIMITED, the general partner of GENERAL ATLANTIC GENPAR (BERMUDA), L.P., its general partner
Date:	11/17/2025

General Atlantic Partners (Bermuda) EU, L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (BERMUDA) LIMITED, the general partner of GENERAL ATLANTIC GENPAR (BERMUDA), L.P., its general partner
Date:	11/17/2025

General Atlantic Partners (Lux) SCSp

Signature:	/s/ Ingrid van der Hoorn
Name/Title:	Ingrid van der Hoorn, Manager A of GENERAL ATLANTIC (LUX) S.A R.L., the general partner of GENERAL ATLANTIC GENPAR (LUX) SCSP, its general partner
Date:	11/17/2025

Signature:	/s/ William Blackwell
Name/Title:	William Blackwell, Manager B of GENERAL ATLANTIC (LUX) S.A R.L., the general partner of GENERAL ATLANTIC GENPAR (LUX) SCSP, its general partner
Date:	11/17/2025

General Atlantic GenPar (Lux) SCSp

Signature:	/s/ Ingrid van der Hoorn
Name/Title:	Ingrid van der Hoorn, Manager A of GENERAL ATLANTIC (LUX) S.A R.L.
Date:	11/17/2025

Signature:	/s/ William Blackwell
Name/Title:	William Blackwell, Manager B of GENERAL ATLANTIC (LUX) S.A R.L.
Date:	11/17/2025

General Atlantic (Lux) S.a r.l.

Signature:	/s/ Ingrid van der Hoorn
Name/Title:	Ingrid van der Hoorn, Manager A
Date:	11/17/2025

Signature:	/s/ William Blackwell
Name/Title:	William Blackwell, Manager B
Date:	11/17/2025

General Atlantic GenPar (Bermuda), L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (BERMUDA) LIMITED, its general partner
Date:	11/17/2025

GAP (Bermuda) Limited

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director
Date:	11/17/2025

General Atlantic Cooperatief, L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (BERMUDA) LIMITED, its general partner
Date:	11/17/2025